Exhibit 99.2
Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)

Condensed Consolidated Financial Statements (Unaudited) Cornerstone Generation, LLC and Subsidiaries (A Delaware Limited Liability Company) Three months ended March 31, 2026

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Condensed Consolidated Financial Statements (Unaudited)
Three months ended March 31, 2026
Contents
Condensed Consolidated Financial Statements

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)

March 31
2026
Assets
Current assets:
Cash	$106,589
Accounts receivable – trade	18,616
Other receivables	2,092
Deposits	6,631
Fuel inventory	3,524
Prepaid expenses and other current assets	10,914
Derivative instruments, interest rate swaps	1,585
Total current assets	149,951

Property, plant and equipment, net	2,589,688
Spare parts inventory	53,988
Intangibles, net	19,447
Derivative instruments, interest rate swaps	450
Other non-current assets	10,550
Total assets	$2,824,074

Liabilities and member’s equity
Current liabilities:
Current portion of long-term debt	$13,525
Accounts payable and other accrued liabilities	26,005
Accrued interest and fees	7,970
Derivative instruments, energy	80,654
Total current liabilities	128,154

Long-term debt	1,303,419
Asset retirement obligation	5,496
Derivative instruments, energy	33,836
Total liabilities	1,470,905

Commitments and Contingencies (Note 4)

Member’s equity	1,353,169
Total liabilities and member’s equity	$2,824,074
See accompanying notes.

2

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Condensed Consolidated Statement of Operations and Comprehensive Income (Unaudited)
(In Thousands)

Three months ended March 31
2026

Operating revenues, net	$ 262,041

Operating expenses[1]	(164,430)
General and administration expenses[2]	(5,173)
Depreciation and amortization	(31,730)
Total operating costs and expenses	(201,333)
Operating income	60,708

Interest expense, net	(19,698)
Loss on extinguishment of debt	(7,421)
Net income	33,589
Comprehensive income	$ 33,589
See accompanying notes.

1 These amounts include activities with related parties of $0.4 million. See Note 4. Commitments and Contingencies for further information on related party transactions and amounts.
2 These amounts include activities with related parties of $4.5 million. See Note 4. Commitments and Contingencies and Note 5. Stock-based Compensation for further information on related party transactions and amounts.

3

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Condensed Consolidated Statement of Changes in Member’s Equity (Unaudited)
(In Thousands)

Member’s
Equity
Balance, December 31, 2025	$1,349,012

Contributions	14,394
Other contributions	3,177
Distributions	(47,003)
Net income	33,589
Total comprehensive income	33,589
Balance, March 31, 2026	$1,353,169

See accompanying notes.

4

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)

Three months ended
March 31, 2026
Operating activities:
Net income	$33,589
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	31,730
Amortization of debt discount	126
Amortization of deferred financing costs	1,181
Net fair value changes related to derivatives	23,009
ARO accretion	91
Loss on extinguishment of debt	7,421
Other non-cash expenses	3,177
Changes in operating assets and liabilities:
Accounts receivable - trade	(2,689)
Accounts receivable - other	(258)
Deposits & cash collateralized letters of credit	(6,631)
Fuel inventory	745
Prepaid expenses	(3,602)
Spare parts inventory	804
Accounts payable and other accrued liabilities	(1,175)
Accrued interest and fees	(5,796)
Net cash provided by operating activities	81,722

Financing activities:
Capital contributions	14,394
Distributions paid	(47,003)
Financing costs	(1,174)
Payments of long-term debt	(50,721)
Net cash used in financing activities	(84,504)

Net decrease in cash, cash equivalents and restricted cash	(2,782)

Cash, cash equivalents and restricted cash beginning of period	109,371
Cash, cash equivalents and restricted cash end of period	$106,589

Supplemental cash flow disclosures:
Cash paid for interest	$28,033
See accompanying notes.

5

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (Unaudited)
March 31, 2026
1. Organization
Cornerstone Generation, LLC (“Cornerstone” or the “Company”), formerly known as Airborne Gas Purchaser, LLC, is a Delaware limited liability company formed on August 26, 2024, and renamed on October 7, 2024. The Company is indirectly owned by various funds managed by Energy Capital Partners Management, LP (“ECP”).
The Company owns and operates natural gas‑fired electric generation facilities located in the PJM Interconnection, LLC (“PJM”) region. The Company sells power, capacity, and ancillary services and purchases natural gas (and, to a lesser extent, fuel oil) for use in its facilities. The Company may also enter into commodity and other contracts, including derivative instruments, to manage exposures arising from forecasted generation and fuel requirements, consistent with its risk management strategy.
As of March 31, 2026, the Company’s wholly owned subsidiaries include Cornerstone Generation Marketing, LLC (formerly known as Lightstone Marketing LLC) and the following generation facilities: Lawrenceburg Power, LLC (“Lawrenceburg”), Waterford Power, LLC (“Waterford”) and Darby Power, LLC (“Darby”). There have been no significant changes to the Company’s organizational structure, ownership, or operations since December 31, 2025.
On January 15, 2026, ECP signed an agreement to sell 100% of its ownership interest in Cornerstone. The transaction, which is expected to close in the second half of 2026, is subject to standard approvals, including from the Federal Energy Regulatory Commission. Also, the Indiana Utility Regulatory Commission must approve the sale of the Lawrenceburg power plant.
Additional information regarding the Company’s organization and operations is included in the Company’s audited financial statements as of and for the year ended December 31, 2025.
2. Basis of Presentation and Principles of Consolidation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The condensed consolidated financial statements include the accounts and operations of Cornerstone and its subsidiaries. All intercompany transactions and balances have been eliminated. The results for interim periods are not necessarily indicative of results for the entire year because interim period results can be disproportionately influenced by operational developments, seasonality, and various other factors. The financial statements presented herein should be read in conjunction with the 2025 audited financial statements.

6

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
3. Summary of Significant Accounting Policies
The accompanying condensed consolidated financial statements have been prepared in accordance with U.S. GAAP for interim financial reporting. There have been no material changes to the Company’s significant accounting policies from those disclosed in the audited financial statements as of and for the year ended December 31, 2025.
Additional information regarding the Company’s significant accounting policies is included in the audited financial statements. Accordingly, the disclosures below primarily reflect material interim balances and activity.
Use of Estimates
Management makes estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and reported amounts of revenues and expenses to prepare the accompanying condensed consolidated financial statements in conformity with U.S. GAAP. Actual results could differ from those estimates.

Accounts Receivable
Cornerstone had receivables from sales to PJM of $18.6 million as of March 31, 2026. The Company has not experienced any write-off of receivables. Accordingly, the Company had no allowance for credit losses as of March 31, 2026.
Property, Plant and Equipment, Net
Property, plant and equipment, net consisted of:

	Remaining Depreciable Life
	(In Years)	March 31, 2026
		(In Millions)
Land		$ 17.0
Property and equipment	20	2,655.0
		2,672.0
Less accumulated depreciation		(82.3)
Property, plant and equipment, net		$ 2,589.7

Depreciation expense was $31.7 million for the three months ended March 31, 2026.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
Intangible Assets
Intangible assets relate to advance payments made under multi-year agreements, with amortization expected to be recognized predominantly in 2026 for $13.1 million and 2027 for $6.3 million. No amortization expense was recognized for the three months ended March 31, 2026.
Asset Retirement Obligation
Activity for the AROs is summarized in the table below.

Three months ended
March 31, 2026
(In Millions)
Asset retirement obligations as of January 1, 2026	$ 5.4
Accretion expense	0.1
Asset retirement obligations at the end of the period	$ 5.5

There are no asset retirement obligations expected to be settled within the next twelve months; accordingly, all asset retirement obligations are classified as non-current.
Revenue Recognition
Other revenues represent net realized and unrealized gains and losses on derivative financial instruments used to manage market risks. See Note 7. Derivative Instruments and Hedging Activities for additional disclosures.
The following table represents the Company’s disaggregation of revenue for the three months ended March 31, 2026:

Three months ended
March 31, 2026
(In Millions)
Energy revenue	$ 273.3
Capacity revenue	47.2
Ancillary revenue	5.8
Other revenues:
Loss on realized hedge settlements	(55.1)
Loss on unrealized hedge settlements	(9.2)
Total Operating revenues, net	$ 262.0

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
Remaining Unsatisfied Performance Obligations
As of March 31, 2026, the Company has future fixed fee performance obligations that are unsatisfied, or partially unsatisfied, relating to capacity contracts with PJM and other customers for which the total consideration is fixed and determinable at contract execution. The capacity contracts have remaining duration through 2035. See the table below for the remaining unsatisfied performance obligations as of March 31, 2026.

	2026	2027	2028	2029	2030	2031 and thereafter
Remaining performance	(In Millions)
obligations	$169.7	$98.4	$30.6	$50.3	$56.4	$226.3

The Company has elected to not disclose the value of unsatisfied performance obligations for energy and ancillary revenue contracts, as these amounts are variable consideration allocated entirely to a wholly unsatisfied performance obligation that forms part of a single performance obligation.
Derivative Financial Instruments
The Company enters into derivative instruments to manage market and financial risks. All derivative instruments are recorded at fair value on the condensed consolidated balance sheet. The Company has not elected hedge accounting; therefore, all gains and losses are recognized in current period earnings. See Note 7 - Derivative Instruments and Hedging Activities for additional disclosures.
Commitments and Contingencies
The Company is party to claims and proceedings arising in the normal course of business. There have been no material changes in such matters since December 31, 2025.
Fair Value Measurements
The carrying amounts of financial instruments that are short-term in nature, including receivables and accounts payable, due to their short‑term nature.
Cornerstone applies recurring fair value measurements to derivative assets and liabilities. See Note 7 - Derivative Instruments and Hedging Activities for additional disclosures.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
4. Commitments and Contingencies
There have been no material changes to the Company’s commitments and contingencies from those disclosed in the audited financial statements as of and for the year ended December 31, 2025, except as described below.
Contingencies
The Company from time to time is a party to certain other claims arising in the ordinary- course of business. Cornerstone is of the opinion that final disposition of these claims will not have a material adverse effect on the Company’s condensed consolidated financial position, results of operations, or cash flows.
Related Party Commitments
Asset Management Agreements
Effective as of August 11, 2025, Cornerstone entered into an asset management agreement (“AMA”) with Kindle Energy II LLC (“Kindle”). Under the AMA, Cornerstone pays Kindle for asset management services. Effective January 14, 2026, ECP amended its AMA with Kindle to terminate the arrangement. Pursuant to the amendment, Kindle will continue to provide all AMA services through the date of the sale.
Costs of the Kindle AMA, including pass through expenses, of $1.3 million are included in General and administration expenses on the accompanying condensed consolidated statement of operations and comprehensive income. Certain authorized signatories of the Company are also executive team members of Kindle and therefore are deemed to have the ability to exercise significant influence.
Other Related Party
As of March 31, 2026, the Company had a payable of $0.1 million owed to an entity under common control for an information technology cost sharing agreement (the “IT Cost Sharing Agreement”). Costs of the IT Cost Sharing Agreement of $0.4 million are included in Operating expenses on the accompanying condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2026.
Other Commitments
The Company is party to various long-term service, transportation, and interconnection agreements in the ordinary course of business. There have been no material changes to these arrangements since December 31, 2025.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
Contractual Obligations
The Company has various long-term contractual and commercial commitments of which the significant contracts have been previously discussed in this note. The following table summarizes the significant contractual and commercial obligations as of March 31, 2026:

	2026	2027	2028	2029	2030
	(In Millions)
Long-term and other service agreements	$ 6.0	$ 13.0	$ 0.4	$ 0.5	$ –

Total contractual obligations	$ 6.0	$ 13.0	$ 0.4	$ 0.5	$ –

5. Stock-based Compensation
Effective January 14, 2026, the Company terminated the Kindle AMA. In accordance with the terms of the award agreements, this termination resulted in the immediate vesting of 20% of the previously granted Class B Units, while all remaining unvested Class B Units were forfeited without consideration. As a result, the Company recognized $3.2 million in stock-based compensation expense, which is included within General and administration expense in the consolidated statement of operations and comprehensive loss.
On February 2, 2026 (the “Modification Date”), the Company entered into an agreement to reinstate 30% of the forfeited Class B Units (the “Bonus Class B Units”). The Bonus Class B Units vest upon the occurrence of a change in control event provided that participants remain in continuous service through the earlier of the transaction closing or the expiration of a specified transitional period, which extends through October 14, 2027, unless otherwise extended. As of the Modification Date and March 31, 2026, the total unrecognized stock-based compensation expense related to these awards was approximately $16.3 million. As of March 31, 2026, the Company did not recognize compensation expense related to these awards as the likelihood of a change in control event occurring is not probable until the change in control event occurs.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
6. Credit and Financing Facilities
The schedule below summarizes the Company’s outstanding debt:

March 31
2026
(In Millions)
Term loan B	$ 1,345.8
Revolving credit facility	–
Subtotal long-term debt	1,345.8
Less: issue discount, net	(2.7)
Less: deferred financing costs, net	(26.2)
Total long-term debt	1,316.9
Less: current portion of long-term debt	(13.5)
Non-current portion of long-term debt	$ 1,303.4

Outstanding loans are secured by all the assets and contract rights of the Company and its subsidiaries.
On February 24, 2026, the Company entered into Amendment No. 2 to its credit agreement (“Amendment No. 2”), which reduced the applicable margin on Term Loans from 3.25% to 2.25% for SOFR-based borrowings and from 2.25% to 1.25% for base rate borrowings. The amendment did not impact Revolving Loans, which continue to bear interest at SOFR plus 3.25% or the base rate plus 2.25%. The amendment also modified the Excess Cash Flow (“ECF”) sweep provisions to include a post-closing deferral period, during which no ECF sweep is required. The amendment did not materially change the contractual maturity profile of the Company’s debt.
Management evaluated Amendment No. 2 under Accounting Standards Codification Topic 470, Debt (“ASC 470”) and determined that it resulted in a substantial modification for certain lenders, meeting the criteria for debt extinguishment accounting. Accordingly, the Company recognized a loss on extinguishment of debt of $7.4 million, representing the difference between the fair value of the newly issued debt and the net carrying amount of the existing debt immediately prior to Amendment No. 2. This loss is presented as Loss on extinguishment of debt in the condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2026.
As of March 31, 2026, the Company was in compliance with its covenants related to its debt obligations.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
As of March 31, 2026, the Company had committed letters of credit totaling $125.0 million, of which $72.9 million was utilized and $52.1 million was available for use. Letters of credit issued under the RCF reduce availability on a dollar-for-dollar basis.
7. Derivative Instruments and Hedging Activities
The Company uses derivative instruments to manage exposure to market risks, including commodity prices and interest rates. The Company elected to present all derivative assets and liabilities on a net basis on the consolidated balance sheet as a right to set-off exists. There was no cash collateral received or pledged as of March 31, 2026 related to the Company’s commodity derivative transactions.
Interest Rate Swaps
The Company enters into interest rate swap agreements to manage exposure to interest rate risk. As of March 31, 2026, the maximum remaining term of these agreements was 30 months.
Commodity Derivatives
The Company utilizes financially settled derivatives to manage exposure to commodity price volatility. These instruments include financially settled gas, power and spark spread transactions. Certain contracts extend through 2027, with capacity swaps extending through May 2033.
The Company has not elected hedge accounting for these derivative instruments. Accordingly, changes in fair value are recognized in earnings in the accompanying condensed consolidated statement of operations and comprehensive income.
As of March 31, 2026, the absolute notional amounts of commodity derivative instruments and interest rate hedging instruments were as follows:

Derivative Instruments	Unit of Measure	Notional Amounts
		2026

Power	MWh	15,698
Natural gas	MMBtu	109,880
Interest rate hedging instruments	dollars in millions	$ 683

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
Fair Value Measurements
Derivative assets and liabilities are measured at fair value on a recurring basis. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The Company determines fair value using the market approach and incorporates assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the nature of the inputs to the valuation techniques.
Derivative assets and liabilities are classified within the fair value hierarchy based on the observability of inputs used in the valuation techniques:
Level 1 – Level 1 represents unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. This category includes energy derivative instruments that are exchange traded or that are cleared and settled through the exchange. The Company currently does not have any Level 1 derivative assets or liabilities.
Level 2 – Level 2 represents quoted market prices for similar assets or liabilities in active markets, quoted market prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data. This category includes the Company’s power and capacity swaps, natural gas forwards and interest rate swaps at March 31, 2026.
Level 3 – Level 3 includes energy derivative instruments whose fair value is estimated based on internally developed models and methodologies utilizing significant inputs that are generally less readily observable from objective sources (such as market heat rates, implied volatilities and correlations). Over the counter, complex, or structured derivative instruments that are transacted in less liquid markets with limited pricing information would be included in Level 3. The Company currently does not have any Level 3 derivative assets or liabilities.

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
Fair value measurements of the Company’s derivative assets and liabilities are as follows:

	Level 1	Level 2	Level 3	Total Fair Value
(In Millions)
March 31, 2026
Assets
Power/gas swaps	$ –	$ –	$ –	$ –
Interest rate swaps	–	2.1	–	2.1
Total Assets	$ –	$ 2.1	$ –	$ 2.1

Liabilities
Power/gas swaps	$ –	$ (114.5)	$ –	$ (114.5)
Interest rate swaps	–	–	–	–
Total Liabilities	$ –	$ (114.5)	$ –	$(114.5)

The following tables summarize the location and fair value of energy derivative instruments and interest rate swaps on Cornerstone’s condensed consolidated balance sheet:

March 31
2026
(In Millions)
Current assets:
Interest rate swap	$ 1.6
Power/gas swaps	–
1.6
Long term assets:
Interest rate swap	0.5
Power/gas swaps	–
0.5
Total derivative assets	$ 2.1

Current liabilities:
Interest rate swap	$ -
Power/gas swaps	(80.7)
(80.7)
Long term liabilities:
Interest rate swap	-
Power/gas swaps	(33.8)
(33.8)
Total derivative liabilities	$ (114.5)

Cornerstone Generation, LLC and Subsidiaries
(A Delaware Limited Liability Company)
Notes to Condensed Consolidated Financial Statements (continued)
The fair values of current and long-term derivative assets as of March 31, 2026, would be $7.0 million and $1.7 million, respectively, if these transactions were recorded on a gross basis. The fair values of current and long-term derivative liabilities as of March 31, 2026, would be $86.1 million and $35.1 million, respectively, if these transactions were recorded on a gross basis.
The Company has realized hedge receivables of $2.1 million in Other receivables and realized hedge payables of $6.1 million in Accounts payable and other accrued liabilities on the accompanying condensed consolidated balance sheet as of March 31, 2026.
The following table presents the effects of derivative instruments on the Company’s accompanying condensed consolidated statement of operations and comprehensive income (realized and unrealized gains and losses) for the three months ended March 31, 2026.

	Location	March 31
		2026
		(In Millions)
Loss on power/capacity swaps	Operating revenues, net	$(64.3)
Gain on gas swaps	Operating expense	2.0
Gain on interest rate swaps	Interest expense	4.5
8. Details of Certain Accounts
Accounts payable and other accrued liabilities consist of the following:

March 31
2026
(In Millions)
Trade accounts payable and other vendor accruals	$ 7.9
Hedge settlements payable	6.1
Property and other taxes payable	11.4
Other	0.6
Total Accounts payable and other accrued liabilities	$ 26.0

9. Subsequent Events
The Company has evaluated events and transactions for possible disclosure and recognition that occurred between March 31, 2026, and May 30, 2026, which is the date the accompanying condensed consolidated financial statements were available to be issued.